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                                                                   EXHIBIT 10.4

                               THIRD AMENDMENT TO
                            STOCK PURCHASE AGREEMENT

         THIS AGREEMENT is executed this 8th day of November, 2000, by LARRY
G. JORDAN, JIM and BILLIE BAKER, KEITH D. MENEES, WILLARD L. and JEANNE O'DANIEL, JAMES W. and LAVADA GREER LIVING TRUST, JACK and MARIE SELLERS and MARK R. HOY, herein referred to, individually, as "Seller" and, collectively, as "Sellers", and ENERGAS RESOURCES INC., a British Columbia, Canada corporation, herein referred to as "Energas".

                                    RECITALS

         (a) By Stock Purchase Agreement dated August 26, 2000, as amended by Amendment to Stock Purchase Agreement dated September 23, 2000, as amended by Second Amendment to Stock Purchase Agreement dated October 30, 2000, herein referred to, collectively, as "the Agreement", Sellers agreed to sell and Energas agreed to buy all of the outstanding and issued shares of First Natural Gas, Inc. ("the Company").

         (b) By mutual agreement of the parties, the Agreement is hereby further amended as follows:

                                    AMENDMENT

         1. Paragraph 2 of the Agreement is hereby amended to add one final clause as follows: Notwithstanding any provision of this agreement to the contrary, neither the principal nor interest due on the note may be converted into shares of Energas as provided in full in Paragraph 2 of the Agreement until such time as the Oklahoma Corporation

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Commission has issued written approval to the Agreement. Moreover, and notwithstanding any provision of the Agreement to the contrary, even though the promissory note is timely paid, in full, until such time as the Oklahoma Corporation Commission has given its written approval to the Agreement there shall be no change in the membership of either the Board of Directors or the officers of the Company. That is, control of the Company shall not change from its present management and control until such time as the Oklahoma Corporation Commission has issued its written approval to the Agreement.

         2. Paragraph 3 ("Regulatory Approval") of the Agreement is further amended to provide as follows:

            "REGULATORY APPROVAL. It is understood that this Agreement and, particularly, the issuance of the Convertible Note is subject to obtaining written acceptance from the Canadian Venture Exchange ('CDNX') of the transactions contemplated herein and an exemption order from the British Columbia Securities Commission (the 'Commission') to permit the distribution of each Convertible Stock to Seller. If such written acceptance and exemption order has not been obtained prior to November 15, 2000, this agreement, without the written consent of Energas, shall be void."

         3. Paragraph 6 ("Conditions Precedent to Obligations of Energas") of the Agreement is changed so that sub-paragraphs (e) and (f) shall read as follows:

            "(e) Energas is able to obtain acceptance from the CDNX to this agreement.

            (f) Energas is able to obtain an exemption order and approval from the Commission to allow Energas to distribute the Convertible Note to each Seller.

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         4. Paragraph 7 ("Closing and Closing Date") of the Agreement is changed such that the first part of Paragraph 7 reads as follows:

            "CLOSING AND CLOSING DATE. If, prior to the closing date, Energas fails to give written notice of the rejection of the sale, as provided in Paragraph 6 above, the closing of the sale of Seller's Stock by Seller to Energas shall occur at a mutually agreeable day and time on or before November 15, 2000 in the offices of Crowe & Dunlevy in Oklahoma City. (All parties agree that Mr. Larry Jordan, on behalf of all Sellers, and Mr. George Shaw, on behalf of Energas, may extend such closing date if such is deemed necessary for the mutual benefit of the parties.)"

The only other amendment to Paragraph 7 shall be that sub-paragraph (g) is amended to read as follows:

            "(g) Energas, as the owner of Seller's Stock, shall, in writing, confirm that the present Board of Directors of the Company and the present officers of the Company shall continue in their present positions. That is, until the Convertible Note has either been paid in full or converted to Energas Stock, as provided for in Paragraph 2(a) above, the current management of the Company shall be retained. Provided, however, George G. Shaw, the President of Energas, shall be elected to the current Board of Directors. Provided, further, and as noted earlier in this amending agreement, until such time as the Oklahoma Corporation Commission has issued its written approval to the Agreement, the Convertible Note may not be converted to Energas stock.

         5. Each Seller hereby appoints Larry G. Jordan as his or her special attorney-in-fact to execute any and all further amendments to the Agreement on each Seller's behalf.

         6. This Third Amendment may be executed by the parties in individual counterpart copies and if each party executes a counterpart copy, it shall have the same effect

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as if all parties had executed the same copy. Provided, however, until all parties have signed a counterpart copy, this amendment shall not be effective.

         7. Except for the foregoing amendments, the Agreement remains in full force as originally written.

         8. This amendment shall be binding upon and shall enure to the benefit of the respective heirs, devisees, executors, administrators, successors and assigns of the parties.

            Dated and executed as of the day, month and year first shown above.

                                       ENERGAS RESOURCES INC.

/s/ Larry G. Jordan                    By:  /s/ George G. Shaw
----------------------------------          ------------------------------------
Larry G. Jordan                             George G. Shaw, President
Rt. 1, Box 53                               The Oil Center
Eufaula, OK 74432                           2601 N.W. Expressway, Suite 1100-W
                                            Oklahoma City, OK 73112
/s/ Jim Baker
----------------------------------
Jim Baker
2812 S.W. 111th Street
Oklahoma City, OK 73170-2448

/s/ Billie Baker
----------------------------------
Billie Baker
2812 S.W. 111th Street
Oklahoma City, OK 73170-2448

/s/ Keith D. Menees
----------------------------------
Keith D. Menees
6013 N. May, No. 161
Oklahoma City, OK 73112




(cont.)


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/s/ Willard L. O'Daniel
----------------------------------
Willard L. O'Daniel
208 E. Choctaw
McAlester, OK 74501

/s/ Jeanne O'Daniel
----------------------------------
Jeanne O'Daniel
208 E. Choctaw
McAlester, OK 74501

James W. and LaVada Greer Living Trust

By: /s/ James W. Greer
    -------------------------------
       James W. Greer, Trustee
                and

By: /s/ LaVada Greer
    -------------------------------
       LaVada Greer, Trustee
       Rt. 1, Box 708A
       Eufaula, OK 74432

/s/ Jack Sellers
----------------------------------
Jack Sellers
416 Forest
Eufaula, OK 74432

/s/ Marie Sellers
----------------------------------
Marie Sellers
416 Forest
Eufaula, OK 74432

/s/ Mark R. Hoy
----------------------------------
Mark R. Hoy
5858 Waggoner
Dallas, TX 75230


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